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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): JUNE 3, 1996
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                           CREATIVE BIOMOLECULES, INC.
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             (Exact name of registrant as specified in its charter)

   DELAWARE                         0-19910                     94-2786743
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(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)


                 45 SOUTH STREET, HOPKINTON, MASSACHUSETTS   01748
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               (Address of principal executive offices)    (Zip Code)


       Registrant's telephone number, including area code: (508) 435-9001
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ITEM 5.    OTHER EVENTS.

     On June 3, 1996, the Registrant publicly disseminated a press release announcing that Thomas J. Facklam, Ph.D. joined the Registrant as Vice President, Product Development and Quality.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.
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(c)   Exhibits.

      99.1  The Registrant's Press Release dated June 3, 1996.

      99.2 Employment Agreement, dated May 21, 1996, between Thomas J. Facklam, Ph.D. and the Registrant.










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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Creative BioMolecules, Inc.
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                                    (Registrant)



Date: June 6, 1996                  /s/ Wayne E. Mayhew III
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                                    Wayne E. Mayhew III
                                    Vice President, Chief Financial
                                    Officer, Treasurer and Secretary